UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 25, 2024

AIM IMMUNOTECH INC.

(Exact name of registrant as specified in its charter)

Delaware	001-27072	52-0845822
(state or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2117 SW Highway 484, Ocala FL	34473
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (352) 448-7797

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIM	NYSE American

Item 7.01 Regulation FD Disclosure.

On November 27, 2024, AIM ImmunoTech Inc. (the “Company”) issued a press release regarding the establishment of a Cash Conservation Plan, as described in Item 8.01 hereto. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference in this Item 7.01.

The information furnished in this Item 7.01, including Exhibit 99.1, is being furnished, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On November 25, 2024, the Compensation Committee (the “Committee”) of the Company’s Board of Directors (the “Board”) established a cash conservation plan (the “Cash Conservation Plan”). Pursuant to the Cash Conservation Plan, the Company’s independent directors will receive 100% of their Board compensation in shares of the Company’s common stock, effective immediately. They will not receive any director compensation in cash. This does not apply to Mr. Equels because he is not an independent director and he does not receive any compensation for serving as a director. In lieu of cash payments, each independent director will receive twice-a-month stock grants at a valuation equal to the closing price of the shares of the Company’s common stock on the last trading day before such grants are made. The Cash Conservation Plan will stay in effect for as long as the Committee determines, in its sole discretion, consistent with the compensation policies of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit

Number	Description

99.1	Press Release dated November 27, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIM ImmunoTech Inc.

Date: November 27, 2024	By	/s/ Thomas K. Equels
Thomas K. Equels, CEO